UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): March 3, 2005

CORUS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 0-6136

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 7.01: Regulation FD Disclosure

Corus Bankshares 2004 Annual Report to Shareholders is being provided under Item 7.01 of this Current Report on Form 8-K. The report, attached as Exhibit 99.1, will be mailed to shareholders of record on or about March 11, 2005.

ITEM 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	2004 Annual Report to Shareholders*

*This Exhibit 99.1 is furnished pursuant to item 7.01, and is not deemed filed in accordance with Item 9.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

March 3, 2005	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer

(Principal Accounting Officer and duly authorized
Officer of Registrant)